EXHIBIT 32.1
CERTIFICATION OF OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Soliton, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Form 10-K for the year ended December 31, 2019 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2020	By:	/s/ CHRISTOPHER CAPELLI
Christopher Capelli Chief Executive Officer and President